UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2026

SKYX PLATFORMS CORP.

(Exact name of Registrant as Specified in its Charter)

Florida	001-41276	46-3645414
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2855 W. McNab Road

Pompano Beach, Florida 33069

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (855) 759-7584

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, no par value per share	SKYX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On September 26, 2026, Efrat L. Greenstein Brayer, an independent member of the Board of Directors (the “Board”) of SKYX Platforms Corp. (the “Company”), passed away. Ms. Greenstein Brayer was a member of the audit committee and the compensation committee and the chair of the nominating and corporate governance committee of the Board. Ms. Greenstein Brayer was a highly respected member of the Board, and the Board and management are deeply saddened by her passing.

On September 28, 2026, the Company notified The Nasdaq Stock Market LLC (“Nasdaq”) that, due to Ms. Greenstein Brayer’s passing, the Company was no longer in compliance with Nasdaq Listing Rule 5605(b)(1), requiring that a majority of the Company’s Board consist of independent directors, and Nasdaq Listing Rule 5605(c)(2)(A), requiring that the Company’s audit committee consist of at least three members.

On September 30, 2026, the Company received a letter from Nasdaq notifying the Company of the available cure period. Pursuant to Nasdaq Listing Rule 5605(b)(1)(A) and 5605(c)(4)(B), the Company is entitled to a cure period to regain compliance with Nasdaq Listing Rules 5605(b)(1) and 5605(c)(2)(A), which cure period will expire upon the earlier of the Company’s next annual meeting of stockholders or September 26, 2027; provided, however, that if the next annual meeting of stockholders is held before March 25, 2027, then the Company must evidence compliance no later than March 25, 2027.

The Company intends to take sufficient actions to regain compliance with the foregoing Nasdaq governance requirements on or before the expiration of the applicable cure periods provided in the Nasdaq Listing Rules. However, there can be no assurance that Company will be able to regain compliance with the applicable Nasdaq Listing Rules set forth above within the required cure period.

The foregoing has no immediate effect on the Company’s Nasdaq listing, subject to compliance with the listing rules.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SKYX PLATFORMS CORP.

Date: October 1, 2026	By:	/s/ Leonard J. Sokolow
	Name:	Leonard J. Sokolow
	Title:	Chief Executive Officer